UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 22, 2004
                Date of Report (Date of Earliest Event Reported)


                              CALLAWAY GOLF COMPANY
             (Exact Name of Registrant as Specified in its Charter)


      DELAWARE                             1-10962          95-3797580
  (State or Other Jurisdiction           (Commission     (I.R.S. Employer
      of Incorporation)                  File Number)    Identification No.)



                              2180 Rutherford Road
                             Carlsbad, CA 92008-7328
                    (Address of Principal Executive Offices)

                                 (760) 931-1771
              (Registrant's Telephone Number, Including Area Code)








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Item 9.  Regulation FD Disclosure.*

         On April 22, 2004, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Record First Quarter Sales; Core Business Strengthens During Top-Flite Integration; Company Reiterates 2004 Guidance for Sales and Earnings." A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by this reference.

Item 12.   Results of Operations and Financial Condition.*

         On April 22, 2004, Callaway Golf Company issued a press release captioned "Callaway Golf Announces Record First Quarter Sales; Core Business Strengthens During Top-Flite Integration; Company Reiterates 2004 Guidance for Sales and Earnings." A copy of the press release is attached hereto as Exhibit
99.1 and incorporated herein by this reference.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 22, 2004
                                  CALLAWAY GOLF COMPANY



                                  By:          /s/ Bradley J. Holiday
                                        ----------------------------------------
                                  Name:    Bradley J. Holiday
                                  Title:   Senior Executive Vice President
                                           and Chief Financial Officer


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                                  Exhibit Index
                                  -------------

Exhibit Number                    Description of Exhibit
--------------                    ----------------------

99.1 Press release dated April 22, 2004, captioned "Callaway Golf Announces Record First Quarter Sales; Core Business Strengthens During Top-Flite Integration; Company Reiterates 2004 Guidance for Sales and Earnings."